UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2022

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

184 Liberty Corner Road, Suite 302 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2022, the compensation committee (the “Compensation Committee”) of the board of directors of Bellerophon Therapeutics, Inc., a Delaware corporation (the “Company”) approved certain grants of restricted stock units (“RSUs”) to employees of the Company pursuant to and subject to the terms of the Company’s 2015 Equity Incentive Plan (the “2015 Equity Plan”) and a form of Restricted Stock Unit Agreement (the “RSU Agreement”) to be entered into by each such employee and the Company. In connection therewith, Peter Fernandes, Interim Principal Executive Officer of the Company, and Nicholas Laccona, Principal Financial Officer and Principal Accounting Officer of the Company, were granted 65,000 RSUs and 36,000 RSUs, respectively. The RSUs vest 50% on December 9, 2022 and the remaining 50% vest on December 8, 2023, subject to such individual’s continued employment by the Company. Each RSU represents the right to receive one share of common stock, $0.01 par value per share, of the Company upon the vesting of the RSU, subject to the terms and conditions set forth in the 2015 Equity Plan and the RSU Agreement.

The foregoing terms and conditions of the RSUs are not complete and are qualified in their entirety by reference to the full text of the form of RSU Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Restricted Sock Unit Agreement under 2015 Equity Incentive Plan
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: January 28, 2022	By:	/s/ Peter Fernandes
Name: Peter Fernandes Title: Interim Principal Executive Officer

3